Exhibit 99.1

GUANGZHOU CITY HEDU INFORMATION TECHNOLOGY CO., LTD

FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(Stated in US Dollars)

Report of Independent Registered Public Accounting Firms

To the Board of Directors and Investors of Guangzhou City Hedu Information Technology Co., Ltd.

We have audited the accompanying balance sheets of Guangzhou City Hedu Information Technology Co., Ltd. (the “Company”) as of September 30, 2017, and the related statements of operations and comprehensive loss, change in investors’ equity and cash flows for the period from March 23, 2017 (date of incorporation) to September 30, 2017. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of September 30, 2017, and the results of its operations and their cash flows for the period from March 23, 2017 (date of incorporation) to September 30, 2017 in conformity with accounting principles generally accepted in the United States of America.

/s/ Centurion ZD CPA Ltd.

Centurion ZD CPA Ltd.

Certified Public Accountants

Hong Kong, March 14, 2018

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GUANGZHOU CITY HEDU INFORMATION TECHNOLOGY CO., LTD

BALANCE SHEET

(Stated in US Dollars)

As of
September 30, 2017
ASSETS
Current assets:
Cash and cash equivalents	$7,398
Other receivables	493
Short-term investments	293,074
Total current assets	300,965
Property and equipment, net	13,902
TOTAL ASSETS	$314,867

LIABILITIES AND INVESTORS’ EQUITY
Current liabilities:
Other payables and accrued liabilities	$34,218
TOTAL LIABILITIES	34,218

INVESTORS’ EQUITY
Paid-in capital	210,947
Additional paid-in capital	141,806
Accumulated losses	(86,096)
Accumulated other comprehensive income	13,992
Total investors’ equity	280,649
TOTAL LIABILITIES AND INVESTORS’ EQUITY	$314,867

See accompanying notes to financial statements

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GUANGZHOU CITY HEDU INFORMATION TECHNOLOGY CO., LTD

STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(Stated in US Dollars)

From March 23 2017 to September 30, 2017

Revenues, net	$-

Cost and expenses:
Depreciation expenses	(729)
General and administrative expenses	(85,975)
Loss from operations	(86,704)

Other income:
Interest Income	608
Total other income, net	608

Loss before income taxes	(86,096)
Income taxes	-
Net loss	(86,096)

Other comprehensive loss
Foreign currency translation adjustments	13,992
Comprehensive loss	$(72,104)

See accompanying notes to financial statements

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GUANGZHOU CITY HEDU INFORMATION TECHNOLOGY CO., LTD

STATEMENT OF INVESTORS’EQUITY

(Stated in US Dollars)

				Accumulated
		Additional		other
	Paid-in	paid-in	Accumulate	comprehensive
	capital	capital	losses	income	Total

Issuance of capital on March 23, 2017	$210,947	$141,806	$-	$-	$352,753
Net loss	-	-	(86,096)	-	(86,096)
Foreign currency adjustment	-	-	-	13,992	13,992

Balance, September 30, 2017	$210,947	$141,806	$(86,096)	$13,992	$280,649

See accompanying notes to financial statements

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GUANGZHOU CITY HEDU INFORMATION TECHNOLOGY CO., LTD

STATEMENT OF CASH FLOWS

(Stated in US Dollars)

From March 23 2017 to September 30, 2017

Cash flows from operating activities:
Net loss	$(86,096)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation expense	729
Changes in operating assets and liabilities:
Other receivables	(484)
Other payables and accrued liabilities	33,637
Net cash used in operating activities	(52,214)

Cash flows from investing activities:
Purchases of short-term investments	(443,230)
Redemption of short-term investments	155,130
Purchase of property and equipment	(14,395)
Net cash used in investing activities	(302,495)

Cash flows from financing activities:
Proceeds from issuing capital	361,981
Net cash provided by financing activities	361,981

Effect of exchange rate changes on cash and cash equivalents	126
Net increase in cash and cash equivalents	7,272
Cash and cash equivalents at beginning of period	-
Cash and cash equivalents at end of period	$7,398

Supplemental cash flow Information:
Cash paid for interest expense	$-
Cash paid for income tax	$-

See accompanying notes to financial statements

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GUANGZHOU CITY HEDU INFORMATION TECHNOLOGY CO., LTD

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

1.	Organization and nature of operations

Guangzhou City Hedu Information Technology Co., Ltd (“the Company”) is a company established under the laws of the People’s Republic of China (“PRC”) on March 23, 2017 consist of 4 PRC individuals. The Company operates through itself and specializes in blockchain and big data analytics technologies.

2.	Summary of principal accounting policies

Basis of presentation

The financial statements of the Company are prepared and presented in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”).

The Company’s financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The fiscal year end is December 31.

Revenue recognition

Revenue is recognized when persuasive evidence of an arrangement exists; delivery has occurred or services have been rendered; the price is fixed or determinable; and collectability is reasonably assured.

Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

Cash and cash equivalents consist of bank deposits with original maturities of three months or less, which are unrestricted as to withdrawal and use the Company maintained accounts at banks and have not experienced any losses from such concentrations.

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GUANGZHOU CITY HEDU INFORMATION TECHNOLOGY CO., LTD

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

2.	Summary of principal accounting policies (Continued)

Investment securities

The Company classifies securities it holds for investment purposes into trading or available-for-sale. Trading securities are bought and held principally for the purpose of selling them in the near term. All securities not included in trading securities are classified as available-for-sale.

Trading and available-for-sale securities are recorded at fair value. Unrealized holding gains and losses on trading securities are included in the net income. Unrealized holding gains and losses, net of the related tax effect, on available for sale securities are excluded from net income and are reported as a separate component of other comprehensive income until realized. Realized gains and losses from the sale of available-for-sale securities are determined on a specific-identification basis.

A decline in the market value of any available-for-sale security below cost that is deemed to be other-than-temporary results in a reduction in carrying amount to fair value. The impairment is charged as an expense to the statement of income and comprehensive income and a new cost basis for the security is established. To determine whether impairment is other-than-temporary, the Company considers whether it has the ability and intent to hold the investment until a market price recovery and considers whether evidence indicating the cost of the investment is recoverable outweighs evidence to the contrary. Evidence considered in this assessment includes the reasons for the impairment, the severity and duration of the impairment, changes in value subsequent to year end, and forecasted performance of the investee.

Premiums and discounts are amortized or accreted over the life of the related available-for-sale security as an adjustment to yield using the effective-interest method. Dividend and interest income are recognized when earned.

Foreign currency translation and transactions

The Company’s financial statements are presented in the U.S. dollar (US$), which is the Company’s reporting currency. The Company use Renminbi Yuan (“RMB”) as their functional currency. Transactions in foreign currencies are initially recorded at the functional currency rate ruling at the date of transaction. Any differences between the initially recorded amount and the settlement amount are recorded as a gain or loss on foreign currency transaction in the statements of income. Monetary assets and liabilities denominated in foreign currency are translated at the functional currency rate of exchange ruling at the balance sheet date. Any differences are taken to profit or loss as a gain or loss on foreign currency translation in the statements of income.

In accordance with ASC 830, Foreign Currency Matters, the Company translated the assets and liabilities into US dollars using the rate of exchange prevailing at the applicable balance sheet date and the statements of income and cash flows are translated at an average rate during the reporting period.  Adjustments resulting from the translation are recorded in investors’ equity as part of accumulated other comprehensive income. The exchange rates used to translate amounts in RMB into US$ for the purposes of preparing the financial statements were as follows:

September 30, 2017

Closing rate	6.6536
Average rate – for the period from March 23, 2017 to September 30, 2017	6.7685

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GUANGZHOU CITY HEDU INFORMATION TECHNOLOGY CO., LTD

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

2.	Summary of principal accounting policies (Continued)

Income taxes

The Company utilizes FASB Accounting Standard Codification Topic 740 (“ASC 740”) “Income taxes” (formerly known as SFAS No. 109, “Accounting for Income Taxes”), which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 “Income taxes” (formerly known as Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of Statement of Financial Accounting Standards No. 109 (“FIN 48”)) clarifies the accounting for uncertainty in tax positions. This interpretation requires that an entity recognizes in the financial statements the impact of a tax position, if that position is more likely than not of being sustained upon examination, based on the technical merits of the position. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Company has elected to classify interest and penalties related to unrecognized tax benefits, if and when required, as part of income tax expense in the statements of operations. The adoption of ASC 740 did not have a significant effect on the financial statements.

Plant and equipment

Plant and equipment are recorded at cost. Significant additions or improvements extending useful lives of assets are capitalized. Maintenance and repairs are charged to expense as incurred. Depreciation is computed using the straight-line method over the estimated useful lives as follows:

Computer equipment	4 years
Leasehold improvements	4 years

Comprehensive income

The Company has adopted FASB Accounting Standard Codification Topic 220 (“ASC 220”) “Comprehensive income” (formerly known as SFAS No. 130, “Reporting Comprehensive Income”), which establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Accumulated other comprehensive income represents the accumulated balance of foreign currency translation adjustments of the Company.

Recently Issued Accounting Guidance

The Company does not believe other recently issued but not yet effective accounting standards from ASU 2017-15, if currently adopted, would have a material effect of the condensed financial position, results of operation and cash flows.

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GUANGZHOU CITY HEDU INFORMATION TECHNOLOGY CO., LTD

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

3.	Short-term investments

Short-term investments are highly liquid available-for-sale securities in accounts maintained with commercial banks within the PRC. Interest income earned from the short-term investments for the period from March 23, 2017 to September 30, 2017 was $484.

4.	Property and equipment, net

September 30, 2017

Computer equipment	$11,830
Leasehold improvements	2,813
14,643
Less: accumulated depreciation	(741)
Total property and equipment, net	$13,902

The depreciation expenses for the period from March 23, 2017 to September 30, 2017 was $729.

5.	Paid-in capital

The Company was established on March 23, 2017 with no paid-in capital. From May 2017 to August 2017, the Company increased its paid-in capital and additional paid-in capital of $210,947 and $141,806 respectively by the contribution of 4 individuals.

6.	Income taxes

The Company was incorporated in the PRC, was governed by the income tax law of the PRC and is subject to PRC enterprise income tax (“EIT”). The EIT rate of PRC is 25%. The Company did not generate taxable income in the PRC for the period from March 23, 2017 to September 30, 2017.

Because of the uncertainty regarding the Company’s ability to realize its deferred tax assets, a 100% valuation allowance has been established as of September 30, 2017.

As of September 30, 2017, the valuation allowance was approximately $21,524. For the period from March 23, 2017 to September 30, 2017, there was an increase of $21,524 in valuation allowance.

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GUANGZHOU CITY HEDU INFORMATION TECHNOLOGY CO., LTD

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

7.	Commitments and contingencies

Operating lease

The Company leases a property under operating lease. Rental expenses under operating leases for the period from March 23, 2017 to September 30, 2017 was $2,955.

As of September 30, 2017, the Company was obligated under non-cancellable operating leases minimum rentals as follows:

Twelve months ended September 30, 2017,
2018	$36,071
2019	36,071
2020	33,065
Thereafter	-
Total minimum lease payments	$105,207

Legal proceeding

There has been no legal proceeding in which the Company is a party for the period from March 23, 2017 to September 30, 2017.

8.	Subsequent events

On December 27, 2017, Technovative Group, Inc., a Delaware corporation (“TGI”) entered into a share transfer agreement with the investors of the Company, in exchange for entering into entering into a loan agreement and a series of contractual agreements (“VIE Agreements”), through TGI’s wholly owned foreign entity. Pursuant to the VIE Agreements, the Company becomes a Variable Interest Entity (the “VIE”) of TGI, via the TGI’s wholly owned foreign entity, and as such, TGI shall control all of the Company’s business affairs and economic interests through its wholly-owned foreign entity.

Effective from December 27, 2017, the Company became the VIE of TGI.

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